BASIC LEASE INFORMATION

Lease  Date:        September 17, 1996

Tenant:             Jayhawk  Acceptance  Corporation
                    Tenant's  Address:    Two  Galleria  Tower
                    13455  Noel  Road,  Suite  1800
                    Dallas,  TX  75240

Contact:            C. F.  Chandler  Telephone:  214-663-1000

Landlord:           Equitable-Crow  Tower  2001,  Ltd.,
                    a Texas  limited  partnership

Landlord's Address: 2200  Ross  Avenue,  Suite  3700
                    Dallas,  Texas  75201
                    Contact: Jeff  Carter
                    Telephone:  214-740-2323

Premises:           Suite  No.  600  in  the  office  building  (the
                    "Building")located on the land described on Exhibit D (the "Land"). The Premises are outlined on the plan attached to the Lease as Exhibit A.

Term:               Nine  months,  commencing  October  1,  1996  (the
                    "Commencement  Date")  and  ending  at  5:00  p.m.
                    June 30, 1997, subject to adjustment and earlier termination as provided in the Lease.
Basic
Rental: $25,420.75 per month, which is based on an annual Basic Rental of S11.50 per rentable square foot.

Security  Deposit:  $25,420.75.

Rent: Basic Rental, Tenant's Proportionate Share of Electrical Costs, Tenant's share of Excess, and all other sums that Tenant may owe to Landlord under the Lease.

Permitted  Use:     General  office  purposes  consistent  with
                    comparable first class office buildings in the central business district of Dallas, Texas.

Tenant's
Proportionate
Share: 2.4926%, which is the percentage obtained by dividing (i) the 26,526 rentable square feet in the Premises by (ii) the 1,064,210 rentable square feet in the Building.

Expense  Stop:       1996  base  year.

Initial  Liability
Insurance  Amount:   $5,000,000.

The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

LANDLORD:                               TENANT:
BQUITABLE-CROW  TOWER  2001,  LTD.,     JAYHAWK  ACCEPTANCE  CORPORATION
a  Texas  limited  partnership          a  Texas  corporation

By: EQ/GP Southwest, Ltd.,              By:  /s/  Cameron F. Chandler
    a Texas limited partnership         Name:  Cameron  F. Chandler
                                        Title: Director of Human Resources
By: GP/EQ  Southwest, Inc.,
    a  Texas  corporation
    its sole general partner

     By: /s/Jon  L.  Dooley
     Name: Jon L. Dooley
     Title:Investment  Officer

                              TABLE OF CONTENTS

DEFINITIONS  AND  BASIC  PROVISIONS.  .  .  .  .  .  .  .  .  .  .  . .      1

LEASE  GRANT  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . . . . .      1

TERM.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . . . . . ..       1

RENT.  .  .  .  .  .  .  .  .  .  .  .  .    .  .  .  .  . . . . . . .       1
     a.  Payment.  .  .  .  .  .  .  .  .  .  .  . . . . . . . . .           1
     b.  Intentionally  Deleted.  .  .  .  .  .  .  .  .  .  .  .  .         2
     c.  Electrical  Costs  .  .  .  .  .  .  .  .  .  .  .  .  .  . .       2
     d.  Annual  Cost  Statement.  .  .  .  .  .  .  .  .  .  .  .  .        2
     e.  Adjustments  to  Electrical  Costs.  .  .  .  .  .  .               2

DELINQUENT  PAYMENT;  HANDLING  CHARGES.  .  .  .  .  .  .  .                2

SECURITY  DEPOSIT.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .        2

LANDLORD'S  OBLIGATIONS.  .  .  .  .  .  .  .  .  .  .  .  .  .  .           3
     a.  Services                                                            3
     b.  Excess  Utility  Use                                                4
     c.  Discontinuance                                                      4
     d.  Restoration  of  Services;  Abatement  .  .  .  .  .  .  .  .       4

IMPROVEMENTS;ALTERATIONS;  REPAIRS;  MAINTENANCE  .  .  .  .  .              4
     a.  Improvements;  Alterations.  .  .  .  .  .  .  .  .  .  .  .        5
     b.  Repairs;  Maintenance  .  .  .  .  .  .  .  .  .  .  .  .  ..  .   .5
     c.  Performance  of  Work.  .  .  .  .  .  .  .  .  .  .  .    .  .  . .5
     d.  Mechanic's  Liens  .  .  .  .  .  .  .  .  .  .  .  ..  .  .  .  . .5

USE  .    .  .  .  .  .  .  .  .  .  .  .  .  .  .  . . . . . . . . . .    . 5

ASSIGNMENT  AND  SUBLETTING                                                  6
     a.  Transfers:  Consent  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .    7
     b.  Cancellation                                                        7
     c.  Additional  Compensation.  .  ..  .  .  .  .  .  .  .  .            7

INSURANCE;  WAIVERS;  SUBROGATION;  INDEMNITY.  .  .  .  .  .                7
     a.  Insurance.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . . . . . .7
     b.  Waiver  of  Negligence  Claims:  No  Subrogation.  .  .  .         .7
     c.  Indemnity.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . . . . . .8

SUBORDINATION  ATTORNMENT;  NOTICE  TO  LANDLORD'S  MORTGAGEE.    .          8
     a.  Subordination.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . . . . . 8
     b.  Attornment.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . . . . . . .8
     c.  Notice  to  Landlord's  Morgagee  .  .  .  .  .  .  .  .  .  .  .  .8

RULES  AND  REGULATIONS.  .  .  .  .  .  .  .  .  .  .  .  .  .  . . . . . . 9

CONDEMNATION.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . . . . .  . . . 9
     a.  Taking  -  Landlord's  and  Tenant's  Rights  .  .  .    .  .  .    9
     b.  Taking  -  Landlord's  Rights.    .  .  .  .  .  .  .  .  .  .  . . 9
     c.  Award.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . . . . . . . . . 9

FIRE  OR  OTHER  CASUALTY.  .  .  .  .  .  .  .  .  .  .  .  . . . . . . . . 9
     a.  Repair  Estimate.  .  .  .  .  .  .  .  .  .  .  ..  .  . . . . . . 9
     b.  Landlord's  and  Tenant's  Rights  .  .  .  .    .  .  .  .  .  . . 9
     c.  Landlord's  Rights.  .  .  .  .  .  .  .  .  .  .  ..  .  . .. . . 10
     d.  Repair  Obligation.  .  .  .  .  .  .  .  .  .  .  .  .  . . . . . 10

TAXES  .  .  .  .  .  .  .  .  .  .  .  .  .  . . . . . . . . . . . . . . . 10

EVENTS  OF  DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

REMEDIES.  .  .  .  .  .  .  .  .  .  .  .  .  . . . . . . . . . . . . .  . 11

PAYMENT  BY  TENANT;  NON-WAIVER.  .  .  .  .  .  .  .  .  .  . . . . . . . 12
     a.  Payment  by  Tenant.  .  .  .  .  .  . . . . . . . . . . . . .     12
     b.  No  Waiver.  .  .  .  .  .  .  . . . . . . . . . . . . . . . .     12

LANDLORD'S  LIEN  .  .  .  .  .  .  .  .  .  .  .  . . . . . . . . . . . . .12

SURRENDER  OF  PREMISES  .  .  .  .  .  .  .  .  .  .  . . . . . . . . . . .13

HOLDING  OVER.  .  .  .  .  .  .  .  .  .  .  .  . . . . . . . . . . . . . .13

CERTAIN  RIGHTS  RESERVED  BY  LANDLORD.  .  .  .  .  .  .  .  .  . . . . . 13

SUBSTITUTION  SPACES  .  .  .  .  .  .  .  .  .  .  .  . . . . . . . . . . .14

MISCELLANEOUS  .  .  .  .  .  .  .  .  .  .  .  .  . . . . . . . . . . . . .15
     a.  Landlord  Transfer.  .  .  .  .  .  .  .  .  .  .  . . . . . . ..  15
     b.  Landlord's  Liability  .  .  .  .  .  . . . . . . . . . .. . .     15
     c.  Force  Majeure.  .  .  .  .  .  . . . . . . . . . . . .  . . .     15
     d.  Brokeraqe.  .  .  .  .  .  .  . . . . . . . . . . . . .  . . .     15
     e.  Estoppel  Certificates.  .  .  .  .  .  . . . . . . .. . . . .     16
     f.  Notices.  .  .  .  .  .  .  . . . . . . . . . . . . .  . . . .     16
     g.  Separability.  .  .  .  .  .  .  .  . . . . . . . . . .  . . .     16
     h.  Amendments;  and  Bindinq  Effect  .  .  .  .  .  .  .  .  . . . . 16
     i.  Quiet  Enjoyment.  .  .  .  .  .  . . . . . . . . . . . . .  .     16
     j.  Joint  and  Several  Liability.  .  .  .  . . . . . . . .. . .     16
     k.  Captions  .  .  .  .  .  .  .  .  .  .  .  . . . . . . . . . . . . 16
     1.  No  Merger.  .  .  .  .  .  .  .  .  .  .  . . . . . . . . . . . . 16
     m.  No  Offer.  .  .  .  .  .  .  .  .  . . . . . . . . . . . . . .    17
     n.  Tax  Protest.  .  .  .  .  .  .  . . . . . . . . . . . . . . .     17
     o.  Exhibits.  .  .  .  .  .  .  .  .  .  .  .  . . . . . . . . . . . .17
     p.  Entire  Agreement.  .  .  .  .  .  .  .  .  .  .  . . . . . . .  . 18
                                    LEASE

     THIS  LEASE AGREEMENT (this "Lease") is entered into as     of _________,
1996, between EQUITABLE-CROW TOWER 2001,LTD., a Texas limited partnership ("Landlord"), and JAYHAWK ACCEPTANCE CORPORATION ("Tenant").

DEFINITIONS  AND  BASIC  PROVISIONS
1.  The  definitions  and  basic  provisions set forth in      the Basic Lease
Information (the Basic Lease Information") executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for purposes.

LEASE  GRANT
2. Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises.

TERM
3. If the Commencement Date is not the first day of a calendar month, then the Term shall be extended by the time between the Commencement Date and the first day of the next month. If this Lease is executed before the Premises become vacant or otherwise available and ready for occupancy by Tenant, or if any present occupant of the Premises holds over and Landlord cannot acquire possession of the Premises before the Commencement Date, then (a) Tenant's obligation  to  pay  Rent  hereunder  shall  be  waived until Landlord tenders
possession  of the Premises to          Tenant, (b) the Term shall be extended
by  the  time between          the scheduled Commencement Date and the date on
which  Landlord  tenders  possession  of  the  Premises  to  Tenant
(which date will then be defined as the Commencement Date),(c) Landlord shall not be in default hereunder or be liable for damages therefor, and (d) Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant. By occupying the Premises, Tenant shall be deemed to have accepted the Premises in their condition as of the date of such occupancy, subject to the performance of punch-list items that remain to be performed by Landlord, if any. Tenant shall execute and deliver to
Landlord, within ten days after Landlord has requested same, a letter confirming (i) the Commencement Date, (ii) that Tenant has accepted the Premises, and (iii) that Landlord has performed all of its obligations with respect to the premises (except for punch-list items specified in such  letter).

RENT
4. a. Payment. Tenant shall timely pay to Landlord the Basic Rental and all additional sums to be paid by Tenant to Landlord under this Lease, including the amounts set forth in Exhibit C, without deduction or set off, at Landlord's Address (or such other address as Landlord may from time to time designate in writing to Tenant). Basic Rental, adjusted as herein provided, shall be payable monthly in advance. The first monthly installment of Basic Rental shall be payable contemporaneously with the execution of this Lease; thereafter, monthly installments of Basic Rental shall be due on the first day of the second full calendar month of the Term and continuing on the first day of each succeeding calendar month during the Term. Basic Rental for any fractional month at the beginning of Term shall be prorated based on 1/365 of the current annual Basic Rental for each day of the partial month this Lease is in effect, and shall be due on the Commencement Date.

b.  [Intentionally  Deleted.]

c. Electrical Costs. Tenant shall pay to Landlord an amount equal to the product of (i) the cost of all electricity used by the Building ("Electrical Costs"), multiplied by (ii) Tenant's Proportionate Share. Such amount shall be payable monthly based on The Landlord's estimate of the amount due for each month, and shall be due on the Commencement Date and on the first day of each calendar month thereafter unless Landlord has theretofore furnished Tenant with information indicating the amount due, in which event such amount shall be due within ten days after Landlord has delivered to Tenant an invoice therefor.

d. Annual Cost Statement. By April 1 of each calendar year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Landlord's actual Electrical Costs (the "Annual Cost Statement") for the previous year adjusted as provided in Section 4.e. If the Annual Cost Statement reveals that Tenant paid more for Electrical Costs than Tenant's Proportionate Share of Electrical Costs in the year for which such statement was prepared, then Landlord shall promptly reimburse or credit Tenant such excess; likewise, if Tenant paid less than Tenant's Proportionate Share of Electrical Costs, then Tenant shall promptly pay Landlord such deficiency.

e. Adjustments to Electrical Costs. With respect to any calendar year or partial calendar year in which the Building is not occupied to the extent of 95% of the rentable area thereof, the Electrical Costs for such period shall, for the purposes hereof, be increased to the amount which would have been incurred had the Building been occupied to the extent of 95% of the rentable area thereof.

DELINQUENT  PAYMENT;  HANDLING  CHARGES
5. All payments required of Tenant hereunder shall bear interest from the date due until paid at the maximum lawful rate. Alternatively, Landlord may charge Tenant a fee equal to 10% of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent the same are considered to be interest under applicable law, exceed the maximum lawful rate of interest.

SECURITY  DEPOSIT
6. Contemporaneously with the execution of this Lease, Tenant shall pay to Landlord, in immediately available funds, the Security Deposit, which shall be held by Landlord without liability for interest and as security for the performance by Tenant of its obligations under this Lease. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon an Event of Default (defined below). Landlord may, from time to time and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation which Tenant was obligated, but failed, to perform hereunder. Following any such application of the Security Deposit, Tenant shall pay to the Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Within a reasonable time after the Term ends, provided Tenant has performed all of its obligations hereunder, Landlord shall return to Tenant the balance of the Security Deposit not applied to satisfy Tenant'sobligations. If Landlord transfers its interest in the Premises, then Landlord may assign the Security Deposit to the transferee and Landlord thereafter shall have no further liability for the return of the Security Deposit.

LANDLORD'S  OBLIGATIONS
7. a. Services. Provided no Event of Default exists, Landlord shall use all reasonable efforts to furnish to Tenant (i) water (hot and cold) at those points of supply provided for general use of tenants of the Building; (ii) heated and refrigerated air conditioning as appropriate, at such times as Landlord normally furnishes these services to all tenants of the Building, and at such temperatures and in such amounts as are reasonably considered by Landlord to be standard; (iii) janitorial service to the Premises on weekdays other than holidays for Building-standard installations (Landlord reserves the right to bill Tenant separately for extra janitorial service required for non-standard installations) and such window washing as may from time to time in Landlord's judgment be reasonably required; (iv) elevators for ingress and egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of elevators to be in operation at times other than during customary business hours and on holidays; (v)replacement of Building-standard light bulbs and fluorescent tubes, provided that Landlord's standard charge for such bulbs and tubes shall be paid by Tenant; and (vi) electrical current during normal business hours other than for special lighting, equipment that requires more than 110 volts, or other equipment whose electrical energy consumption exceeds normal office usage. Landlord shall maintain the common areas of the Building in reasonably good order and condition, except for damage occasioned by Tenant, or its employees,agents or invites. If Tenant desires any of the services specified in this Section 7.a at any time other than times herein designated, such services shall be supplied to Tenant upon the written request of Tenant delivered to Landlord before 3:00 p.m. on the business day preceding such extra usage, and Tenant shall pay to Landlord the cost of such services within ten days after Landlord has delivered to Tenant an invoice therefor.

b.  Excess  Utility  Use.  Landlord  shall use reasonable efforts to furnish electrical current for computers, electronic data processing equipment, special lighting, equipment that requires more than 110 volts, or other equipment whose electrical energy consumption exceeds normal office usage through the then-existing feeders and risers serving the Building and the Premises, and Tenant shall pay to Landlord the cost of such service within ten days after Landlord has delivered to Tenant an invoice therefor. Landlord may determine the amount of such additional consumption and potential consumption by either or both: (i) a survey of standard or average tenant usage of electricity in the Building performed by a reputable consultant selected by Landlord and paid for by Tenant; or (ii) a separate meter in the Premises installed, maintained, and read by Landlord, at Tenant's expense. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of 110 volts or otherwise exceeding Building capacity unless approved in advance by Landlord. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's cost, if, in Landlord's sole and absolute judgment, the same are necessary and shall not cause permanent damage or injury to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Buidlling If Tenant uses machines or equipment (other than general office machines, excluding computers and electronic data processing equipment) in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord within ten days after Landlord has delivered to Tenant an invoice therefor.

c. Discontinuance. Landlord's obligation to furnish services under Section 7.a shall be subject to the rules and regulations of the supplier of such services and governmental rules and regulations. Landlord may, upon not less than 30-days prior written notice to Tenant, discontinue any such service to the Premises, provided Landlord first arranges for a direct connection thereof through the supplier of such service. Tenant shall, however, be responsible for contracting with the supplier of such service and for paying all deposits for, and costs relating to, such service.

d. Restoration of Services: Abatement. Landlord shall use reasonable efforts to restore any service that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or, except as provided in the next sentence, entitle Tenant to any abatement of Tenant's obligations hereunder. However, if Tenant is prevented from making reasonable use of the Premises for more than 45 consecutive days because of the unavailability of any such service, Tenant shall, as its exclusive remedy therefor, be entitled to a reasonable abatement of Rent for each consecutive day (after such 45-day period) that Tenant is so prevented from making reasonable use of the Premises.

IMPROVEMENTS;  ALTERATIONS;  REPAIRS;  MAINTENANCE
8. a. Improvements: Alterations. Improvements to the Premises shall be installed at the expense of Tenant only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord. After the initial Tenant improvements are made, no alterations or physical additions in or to the Premises may be made without Landlord's prior written consent.
Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord. All alterations, additions, or improvements (whether temporary or permanent in character, and including without limitation all air-conditioning equipment and all other equipment that is in any manner Connected to the Buildings plumbing system) made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property at the end of the Term and shall remain on the Premises without compensation to Tenant. Approval by Landlord of any of Tenant's drawings and plans and specifications prepared in connection with any improvements in the Premises shall not constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as required hereunder. Notwithstanding anything in this Lease to the contrary, Tenant shall be responsible for the cost of all work required to comply with the retrofit requirements of the Americans with Disabilities
Act of 1990, and all rules, regulations, and guidelines promulgated thereunder, as the same may be amended from time to time, necessitated by any installations, additions, or alterations made in or to the Premises at the request of or by Tenant or by Tenant's use of th Premises (other than retrofit work whose cost has been particularly identified as being payable by Landlord in an instrument signed by Landlord and Tenant), regardless of whether such cost is incurred in connection with retrofit work required in the Premises (including the Work described in Exhibit D) or in other areas of the Building.

b.  Repairs  Maintenance.  Tenant  shall  maintain
the  Premises  in  a  clean,  safe,  operable,  attractive
condition,  and  shall  not  permit  or  allow  to  remain  any waste  or  damage  to  any  portion  of  the  Premises.  Tenant shall  repair  or  replace,  subject  to  Landlords  direction and  supervision,  any  damage  to  the  Building  caused  by
Tenant  or  Tenant's  agents,  contractors,  or  invitees.  If
Tenant fails to make such repairs or replacements within 15 days after the occurrence of such damage, then Landlord may make the same at Tenant's cost. In lieu of having Tenant repair any such damage outside of the Premises, landlord may repair such damage at Tenant's cost. The cost of any repair or replacement work performed by Landlord under this
Section 8 Shall be paid by Tenant to Landlord within ten days after landlord has delivered to Tenant an invoice therefor.

c. Performance of Work. All work described in this Section 8 shall be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage against such risks, in such amounts, and with such companies as Landlord may reasonably require, and to procure payment and performance bonds reasonably satisfactory to Landlord covering the cost of the work.
All such work shall be performed in accordance with all legal requirements and in a good and workmanlike manner so as not to damage the Premises, the primary structure or structural qualities of the Building, or plumbing, electrical lines, or other utility transmission facility.
All such work which may affect the HVAC, electrical system, or plumbing must be approved by the Building's engineer of record.

d. Mechanic's Liens. Tenant shall not permit any mechanic's liens to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant Shall, within ten days after Landlord has delivered notice of the filing to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has delivered to Tenant an invoice therefor.

USE
9. Tenant shall continuously occupy and use the Premises only for the Permitted Use and shall comply with all laws, orders, rules, and regulations relating to the use, condition, and occupancy of the Premises. The Premises shall not be used for any use which is disreputable or creates extraordinary fire hazards or results in an increased rate of insurance on the Building or its contents or the storage of any hazardous materials or substances. If, because of Tenant's acts, the rate of insurance on the Building or its contents increases, then such acts shall be an Event of Default, Tenant shall pay to Landlord the amount of such increase on demand, and acceptance of such payment shall not constitute a waiver of any of Landlord's other rights. Tenant shall conduct its business and control its agents, employees, and invitees in such a manner as not to create any nuisance or interfere with other tenants or Landlord in its management of the Building.

ASSIGNMENT  AND  SUBLETTING
10. a. Transfers: Consent. Tenant shall not,without the prior written consent of Landlord (which
Landlord may grant or deny in its sole discretion), (i) advertise that any portion of the Premises is available for lease, (ii) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (iii) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (iv) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (v) sublet any portion of the Premises, (vi) grant any license, concession, or other right of occupancy of any portion of the Premises, or (vii) permit the use of the Premises by any parties other than Tenant (any of the events listed in clauses (ii) through (vii) being a "Transfer"). If Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character.
Tenant shall reimburse Landlord for its attorneys' fees and other expenses incurred in connection with considering any request for its consent to a Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes the Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer, and only to the extent of the rent it has agreed to pay Tenant therefor. Landlord's consent to a Transfer shall not release Tenant from performing its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive
Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while that Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so.

b. Cancellation. Landlord may, within 30 days after submission of Tenant's written request for Landlord's consent to a Transfer, cancel this Lease (or, as to a subletting or assignment, cancel as to the portion of the Premises proposed to be sublet or assigned) as of the date the proposed Transfer was to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer and all brokerage commissions paid or payable by Landlord in connection with this Lease that are allocable to such portion of the Premises. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

c. Additional Compensation. Tenant shall pay to Landlord, immediately upon receipt thereof, all compensation received by Tenant for a Transfer that exceeds the Basic Rental and Tenant's share of Electrical Costs and Excess allocable to the portion of the Premises covered thereby.

INSURANCE;  WAIVERS;  SUBROGATION;  IDEMNITY
11. a. Insurance. Tenant shall at its expense procure and maintain throughout the Term the following insurance policies: (i) comprehensive general liability insurance in amounts of not less than a combined single limit of $5,000,000 (the "Initial Liability Insurance Amount") or such other amounts as Landlord may from time to time reasonably require, insuring Tenant, Landlord, and Landlord's agent against all liability for injury to or death of a person of persons or damage to property arising from the use and occupancy of the Premises, (ii) contractual liability insurance coverage sufficient to cover Tenant's indemnity obligations hereunder, (iii) insurance covering the full value of Tenant's property and improvements, and other property (including property of others), in the Premises, (iv) workman's compensation insurance, containing a waiver of subrogation endorsement reasonably acceptable to Landlord, and (v) business interruption insurance. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlords policy will be excess over Tenant's policy. Tenant shall furnish certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or a material change of any such insurance. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord.

b. Waiver of Negligence Claims: No Subrogation. Landlord shall not be liable to Tenant or those claiming by, through, or under Tenant for any injury to or death of any person or persons or the damage to or theft, destruction, loss, or loss of use of any property or inconvenience (a "loss") caused by casualty, theft, fire, third parties, or any other matter (including Losses arising through repair or alteration of any part of the Building, or failure to make repairs, or from any other cause), regardless of whether the negligence of any party caused such Loss in whole or in part. Landlord and Tenant each waives any claim it might have against the other for any damage to or theft, destruction, loss, or loss of use of any property, to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or, in the case of Tenant's waiver, is required to be insured against under the terms hereof, regardless of whether the negligence or fault of the other party caused such loss; however, Landlords waiver shall not include any deductible amounts on insurance policies carried by Landlord or apply to any coinsurance penalty which Landlord might sustain. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

c. Indemnity. Subject to Section ll.b, Tenant shall defend, indemnify, and hold harmless Landlord and its agents from and against all claims, demands, liabilities,causes of action, suits, judgments, and expenses (including attorneys' fees) for any Loss arising from any occurrence on the premises or from Tenant's failure to perform its obligations under this Lease (other than a Loss arising from the sole or gross negligence of Landlord or its agents), even though caused or alleged to be caused by the joint, comparative, or concurrent negligence or fault of Landlord or its agents, and even though any such claim,cause of action, or suit is based upon or alleged to be based upon the strict liability of Landlord or its agents. This indemnity provision is intended to indemnify Landlord and its agents against the consequences of their own negligence or fault as provided above when Landlord or its agents are jointly, comparatively, or concurrently negligent with Tenant. This indemnity provision shall survive termination or expiration of this Lease.

SUBORDINATION  ATTORNMENT;  NOTICE  TO  LANDLORD'S  MORTGAGEE
12. a. Subordination. This Lease shall be subordinate to any deed of trust, mortgage, or other security instrument (a "Mortgage"), or any ground lease, master lease, or primary lease (a "Primary Lease"), that now or hereafter covers all or any part of the Premises (the mortgagee under any Mortgage or the lessor under any Primary Lease is referred to herein as Landlord's Mortgagee").

     b. Attornment. Tenant shall attorn to any party succeeding to Landlords interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

c. Notice to Landlords Mortqagee. Tenant shall not seek to enforce any remedy it may have for any default on the part of the Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlords Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

RULES  AND  REGULATIONS
13. Tenant shall comply with the rules and regulations of the Building which are attached hereto as Exhibit B. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building and will not unreasonably interfere with Tenant'e use of the Premises. Tenant shall be responsible for the compliance with such rules and regulations by its employees, agents, and invitees.

CONDEMNATION
14. a. Taking - Landlord's and Tenant's Rights. If any part of the Building is taken by right of eminent domain or conveyed in lieu thereof (a "Taking"), and such Taking prevents Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking, then Landlord may, at its expense, relocate Tenant to office space reasonably comparable to the Premises, provided that Landlord notifies Tenant of its intention to do so within 30 days after the Taking. Such relocation may be for a portion of the remaining Term or the entire Term. Landlord shall complete any such relocation within 180 days after Landlord has notified Tenant of its intention to relocate Tenant. If Landlord does not elect to relocate Tenant following such Taking, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within 60 days after the Taking, and Rent shell be apportioned as of the date of such Taking. If Landlord does not relocate Tenant and Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the premises rendered untenantable by the Taking.

b. Taking - Landlord's Rights. If any material portion, but less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to Landlord's Mortgagee, then this Lease, at the option of Landlord, exercised by written notice to Tenant within 30 days after such Taking, shall terminate and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease and does not elect to relocate Tenant, then this Lease will continue, but if any portion of the Premises has been taken, Basic Rental shall abate as provided in the last sentence of Section 14.a.

c. Award. If any Taking occurs, then Landlord shall receive the entire award or other compensation for the Land, the Building, and other improvements taken, and Tenant may separately pursue a claim against the condemnor for the value of Tanant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

FIRE  OR  OTHER  CASUALTY
15.  a.  Repair  Estimate.  If  the  Premises  or  the
Building  are  damaged  by  fire  or  other  casualty  (a
"Casualty"), Landlord shall, within 60 days after such Casualty, deliver to Tenant a good faith estimate (the
"Damage Notice") of the time needed to repair the damage caused by such Casualty.

b. Landlord's and Tenants Rights. If a material portion of the Premises or the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within 180 days after the commencement of repair, then Landlord may, at its expense, relocate Tenant to office space reasonably comparable to the Premises, provided that Landlord notifies Tenant of its intention to do so in the Damage Notice. Such relocation may be for a portion of the remaining Term or the entire Term. Landlord shall complete any such relocation within 180 days after Landlord has delivered the Damage Notice to Tenant. If Landlord does not elect to relocate Tenant following such Casualty, then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within 30 days after the Damage
Notice has been delivered to Tenant. If Landlord does not relocate Tenant and Tenant does not terminate this Lease, then (subject to Landlords rights under Section 15.c)
Landlord shall repair the Building or the Premiere, as the case may be, as provided below, and Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of the repair, unless Tenant caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

c. Landlord's Rights. If a Casualty damages a material portion of the Building, and Landlord makes a good faith determination that restoring the Premises would be uneconomical, or if Landlord is required to pay any insurance proceeds arising out of the Casualty to Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant, and Basic Rental hereunder shall be abated as of the date of the Casualty.

d. Repair Obligation. If neither party elects to terminate this Lease following a Casualty, then
Landlord shall, within a reasonable time after such Casualty, commence to repair the Building and the Premises and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any part of the furniture, equipment, fixtures, and other improvements which may have been placed by, or at the request of, Tenant - or other occupants in the Building or the Premises, and Landlord's obligation to repair or restore the Building or Premises Shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question.

TAXES
16. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of the Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such Increase, then Tenant shall pay to Landlord, upon demand, that part of such taxes for which Tenant is primarily liable hereunder.

EVENTS  OF  DEFAULT
17. Such of the following occurrences shall constitute an "Event of Default":
a. Tenant's failure to pay Rent, or any other sums due from Tenant to Landlord under the Lease (or any other lease executed by Tenant for space in the Building), when due;
b. Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease (or any other lease executed by Tenant for space in the Building);
c. The filing of a .petition by or against Tenant (the term "Tenant" shall include, for the purpose of this Section 17.c, any guarantor of the Tenant's obligations hereunder) (i) in any bankruptcy or other insolvency proceeding; (ii) seeking any relief under any state or federal debtor relief law; (iii) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (iv) for the reorganization or modification of Tenant's capital structure;
d. Tenant shall desert or vacate any portion of the Premises; and
e. The admission by Tenant that it cannot meet its obligations as they become due or the making by Tenant of an assignment for the benefit of its creditors.

REMEDIES
18. Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any of the following actions:

a. Terminate this Lease by giving Tenant written notice thereof, in which event, Tenant shall pay to Landlord the sum of (i) all Rent accrued hereunder through the date of termination, (ii) all amounts due under Section l9.a., and (iii) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by th e Wall Street Journal, Southwest Edition, in its listing of "Money Rates", minus (B) the then present fair rental value of the Premises for such period, similarly discounted; or

b. Terminate Tenant's right to possession of the premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (i) all Rent and other amounts accrued hereunder to the date of termination of possession, (ii) all amounts due from time to time under Section l9.a., and
(iii) all Rent and other sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period. Landlord shall use reasonable efforts to relet the Premises on such terms and conditions as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord Shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant'e obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring action against Tenant to collect amounts due by Tenant, without the necessity of Landlords waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly Stating that it has elected to terminate this Lease, all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this Section 18.b. If
Landlord elects to proceed under this Section 18.b., it may at any time elect to terminate this Lease under Section
18.a.

Additionally, without notice, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

PAYMENT  BY  TENANT;NON-WAIVER
19.  a.  Payment  by  Tenant.  Upon  any  Event  of
Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (i) obtaining possession of the Premises, (ii) removing and storing Tenant's or any other occupant's property, (iii) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (iv) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (v) performing Tenant's obligations which Tenant failed to perform, and (vi) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default.
b. No Waiver. Landlord's acceptance of Rent following an Event of Default shall not waive The Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term or violation of any other term.

LANDLORD'S  LIEN
20. In addition to the statutory landlord's lien, Tenant grants to Landlord, to secure performance of Tenant's obligations hereunder, a security interest in all equipment, fixtures, furniture, improvements, and other personal property of Tenant now or hereafter situated on the Premises, and all proceeds therefrom (the
"Collateral"), and the Collateral shall not be removed from the Premises without the consent of Landlord until all obligations of Tenant have been fully performed. Upon the occurrence of an Event of Default, Landlord may, in addition to all other remedies, without notice or demand except as provided below, exercise the rights afforded a secured party under the Uniform Commercial Code of the State in which the Building is located (the UCC"). In connection with any public or private sale under the UCC, Landlord shall give Tenant five-days' prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made, which is agreed to be a reasonable notice of such sale or other disposition. Tenant grants to Landlord a power of attorney to execute end file any financing statement or other instrument necessary to perfect Landlord's security interest under this Section 20, which power is coupled with an interest and shall be irrevocable during the Term.
Landlord may also file a copy of this Lease as a financing statement to perfect its security interest in the Collateral.

SURRENDER  OF  PREMISES
21.  No  act  by  Landlord  shall  be  deemed  an  acceptance of  a  surrender  of  the  Premises,  and  no  agreement  to  accept a  surrender  of  the  Premises  shall  be  valid  unless  the  same is  made  in  writing  and  signed  by  Landlord.  At  the
expiration  or  termination  of  this  Lease,  Tenant  shall deliver  to  Landlord  the  Premises  with  all  improvements located  thereon  in  good  repair  and  condition,  reasonable wear  and  tear  (and  condemnation  and  fire  or  other  casualty damage  not  caused  by  Tenant,  as  to  which  Sections  14  and  15 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant (but Tenant shall not remove any such item which was paid for, in whole or in part, by Landlord). Additionally, Tenant shall remove such alterations, additions, improvements, trade fixtures, equipment, wiring and furniture as Landlord may request.
Tenant shall repair all damage caused by such removal. All items not so removed shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The provisions of this Section 21 shall survive the end of the Term.

HOLDING  OVER
22. If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant at will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a daily Basic Rental equal to the greater of (a) 150% of the daily Basic
Rental payable during the last month of the Term, or (b) the prevailing rental rate in the Building for similar space.

CERTAIN  RIGHTS  RESERVED  BY  LANDLORD
23. Provided that the exercise of such rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:
a. To decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof; for such purposes, to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;
b. To take such reasonable measures as landlord deems advisable for the security of the Building and its occupants, including without limitation searching all persons entering or leaving the Building; evacuating the
     Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Saturdays,
     Sundays, and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time which may include by way of example, but not of limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building;
c. To change the name by which the Building is designated; and
d. To enter the Premises at all reasonable hours to show the Premises to prospective purchasers, lenders, or tenants.

SUBSTITUTION  SPACE
24. a. From time to time during the Term, Landlord may substitute for the Premises other space that has an area at least equal to that of the Premises and is located in the Building or in any other comparable building managed by Landlord or an affiliate of landlord (the
"Substitution  Space").
b.  If  Landlord  exercises  such  right  by  giving
Tenant  notice  thereof  ("Substitution  Notice")  at  least
60 days before the effective date of such substitution, then (i) the description of the Premises shall be replaced by the description of the Substitution Space; and (ii) all of the terms and conditions of this Lease shall apply to the Substitution Space except that (A) if the then unexpired balance of the Term shall be less than one year, then the Term shall be extended so that the Term shall be one year from the Substitution affective Date (defined below), and
(B) if the Substitution Space contains more square footage than the Premises, then the Basic Rental then in effect shall be increased proportionately (provided that such increase shall not exceed 105% of the Basic Rental due for the Premises) and shall be subject to adjustment as herein provided. The effective date of such substitution
(the "Substitution Effective Date") shall be the date specified in the Substitution Notice or, if Landlord is required to perform tenant finish work to the Substitution Space under Section 24.c, then the date on which Landlord substantially completes such tenant finish work. If Landlord is delayed in performing the tenant finish work by Tenant's actions(either by Tenant's change in the plans and specifications for such work or otherwise), then the Substitution
Affective Date shall not be extended and Tenant shall pay Rent for the Substitution Space beginning on the date specified in the Substitution Notice.
c. Tenant may either accept possession of the Substitution Space in its "as is" condition as of the Substitution Effective Date or require Landlord to alter the Substitution Space in the same manner as the Premises were altered or were to be altered. Tenant shall deliver to Landlord written notice of its election within ten days after the Substitution Notice has been delivered to Tenant. If Tenant fails to timely deliver notice of its election or if an Event of Default then exists, then Tenant shall be deemed to have elected to accept possession of the Substitution space in its "as is" condition. If
Tenant timely elects to require Landlord to alter the Substitution Space, then (i) notwithstanding Section 24.b, if the then unexpired balance of the Term is less than three years, then the Term shall be extended so that it continues for three years from the Substitution Effective Date, and (ii)Tenant shall continue to occupy the Premises (upon all of the terms of this Lease) until the Substitution
Effective  Date.
d. Tenant shall move from the Premises into the Substitution Space and shall surrender possession of the Premises as provided in Section 21 by the Substitution Effective Date. If Tenant occupies the Premises after the Substitution Effective Date, then Tenant's occupancy of the Premises shall be a tenancy at will (and, without limiting all other rights and remedies available to Landlord, including instituting a forcible detainer suit), Tenant shall pay Basic Rental for the Premises as provided in
Section 22 and all other Rent due therefor until such occupancy ends; such amounts shall be in addition to the Rent due for the Substitution Space.
e. If Landlord exercises its substitution right, then Landlord shall reimburse Tenant for Tenant's reasonable out-of-pocket expenses for moving Tenant's furniture, equipment, supplies and telephone equipment from the Premises to the Substitution Space and for reprinting
Tenants stationery of the same quality and quantity of Tenant's stationery supply on hand immediately prior to Landlord's notice to Tenant of the exercise of this relocation right. If the Substitution Space contains more square footage than the Premises, and if the Premises were carpeted, Landlord shall supply and install an equal amount of carpeting of the same or equivalent quality and color.

MISCELLANEOUS

25. a. Landlord Transfer. Landlord may transfer, in whole or in part, the Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder.

b. Landlord's Liability. The liability of Landlord to Tenant for any default by landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable from the interest of Landlord in the Building and the Land, and Landlord shall not be personally liable for any deficiency. This section shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.

c. Force Majeure. Other than for Tenant's monetary obligations under this Lease and obligations which can be cured by the payment of money (e.g., maintaining insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

d. Brokerage. Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent, other than Trammell Crow Dallas/Fort Worth, Inc., in connection with the negotiation or execution of this Lease. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

e. Estoppel Certificates. From time to time, Tenant shall furnish to any party designated by Landlord, within ten days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request.

f Notices All notices and other communications given pursuant to this Lease shall be in writing and shall be (i) mailed by first class, United
States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information, (ii) hand delivered to the intended address, or (iii) sent by prepaid telegram, cable, facsimile transmission, or telex followed by a confirmatory letter. Notice sent by certified mail, postage prepaid, shall be effective three business days after being deposited in the United States
Mail; all other notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

g Separability. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

h Amendments; and Binding Effect. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

i Quiet Enjoyment. Provided Tenant has performed all of the terms and conditions of this Lease to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, subject to the terms and conditions of this Lease.

j  Joint  and  Several  Liability.  If  there  is
more  than  one  Tenant,  then  the  obligations  hereunder
imposed  upon  Tenant  shall  be  joint  and  several.  If  there is a guarantor of Tenant's obligations hereunder, then the obligations hereunder imposed upon Tenant shall be the joint  and  several  obligations  of  Tenant  and  such  guarantor, and  Landlord  need  not  first  proceed  against  Tenant  before
proceeding  against  such  guarantor  nor  shall  any  such          -
guarantor be released from its guaranty for any reason whatsoever.

k Captions. The captions contained in this Lease are for convenience of reference only, and do not limit or enlarge the terms and conditions of this Lease.

1 No Merger. There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold
Premises  or  any  interest  in  such  fee  estate.

m No Offer. The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

n  Tax  Protest.  Tenant  has  no  right  to  protest
the  real  estate  tax  rate  assessed  against  the  Project and/or the appraised value of the Project determined by any appraisal review board or other taxing entity with authority  to  determine  tax  rates  and/or  appraised  values
(each  a  "Taxing  Authority").  Tenant  hereby  knowingly,
voluntarily  and  intentionally  waives  and  releases  any
right, whether created by law or otherwise, to (a) file or otherwise protest before any Taxing Authority any such rate or  value  determination  even  though  Landlord  may  elect  not to  file  any  such  protest;  (b)  receive  ,  or  otherwise require Landlord to deliver, a copy of any reappraisal notice received by Landlord from any Taxing Authority; and
(c) appeal any order of a Taxing Authority which determines any such protest. The foregoing waiver and release covers and includes any and all rights, remedies and recourse of Tenant, now or at any time hereafter, under Section 41.413 and Section 42.015 of the Texas Tax Code (as currently enacted or hereafter modified) together with any other or
[  further  laws,  rules  or  regulations  covering  the  subject matter thereof. Tenant acknowledges and agrees that the foregoing waiver and release was bargained for by Landlord and  Landlord  would  not  have  agreed  to  enter  into  this  Lease in  the  absence  of  this  waiver  and  release.  If,
notwithstanding  any  such  waiver  and  release,  Tenant  files or  otherwise  appeals  any  such  protest,  then  Tenant  will  be in  default  under  this  Lease  and,  in  addition  to  Landlords other  rights  and  remedies,  Tenant  must  pay  or  otherwise reimburse  Landlord  for  all  costs,  charges  and  expenses incurred by, or otherwise asserted against, Landlord as a result of any tax protest or appeal by Tenant, including, appraisal costs, tax consultant charges and attorneys'
fees  (collectively,  the  "Tax  Protest  Costs").  If,  as  a result  of  Tenant's  tax  protest  or  appeal,  the  appraised value for the Project is increased above that previously determined by the Taxing Authority (such increase, the
"Value  Increase")  for  the  year  covered  by  such  tax  protest or appeal (such year, the "Protest Year"), then Tenant must pay Landlord, in addition to all Tax Protest Costs, an amount (the "Additional Taxes") equal to the sum of the following (i) the product of the Value Increase multiplied by the tax rate in effect for the Protest Year; plus (ii) the amount of additional taxes payable during the five  (5)  year  period  following  the  Protest  Year,  such amount  to  be  calculated  based  upon  the  Value  Increase multiplied  by  the  tax  rate  estimated  to  be  in  effect  for each  year  during  such  five  (5)  year  period.  Tenant  must pay all Additional Taxes - even those in excess of Tenant's proportionate share and which may relate to years beyond
the  term  of  this  Lease.    The  Additional  Taxes  will  be
conclusively determined by a tax consultant selected by Landlord, without regard to whether and to what extent Landlord may be able in years following the Protest Year to
reduce  or  otherwise  eliminate  any  Value  Increase.    All  Tax
Protest Costs and Additional Taxes must be paid by Tenant within five (5) days following written demand by Landlord.

o Exhibits. All exhibits and attachments attached hereto are incorporated herein by this reference

Exhibit  A  -  Outline  of  Premises
Exhibit  B  -  Building  Rules  and  Regulations
Exhibit  C  -  Operating  Expense  Escalator
Exhibit  D  -  Legal  Description
Exhibit  E  -  Tenant  Finish-Work:  As  -  Is
Exhibit  F  -  Parking

p. Entire Agreement. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith.

LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TBNANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS
OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF, DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD
OF  ITS  DUTIBS  OR  OBLIGATIONS  HEREUNDER,  WHETHER  EXPRESS  OR  IMPLIED.

DATED  as  of  the  date  first  above  written.

LANDLORD:                              TENANT:
EQUITABLE-CROW  TOWER  2001,  LTD.,    JAYHAWK  ACCEPTANCE  CORPORATION,
a  Texas  limited  partnership         a  Texas  corporation
By:  EQ/GP  Southwest,  Ltd.,          By:  /s/  Cameron  F.  Chandler
a  Texas  limited  partnership         Name:  Cameron  F.  Chandler
                                       Title:  Director  HR  &  Admin
By:  GP/EQ  Southwest,  Inc.,
a  Texas  corporation
its  sole  general  partner
By:  /s/  Jon  L.  Dooley
Name:  Jon  L.  Dooley
Title:  Investment  Officer